EXHIBIT 99.9

Earnings Per Share Net Income $(0.01) $0.17 $0.68 $1.15 Continuing Opns. - Excl. Special Items 0.15 -- 0.83 -- Net Income (Mils.) $(25) $301 $1,288 $2,138 Continuing Opns. - Incl. Special Items 237 481 1,561 1,266 Pre-Tax Profit (Mils.) Incl. Special Items $423 $469 $2,478 $1,548 Excl. Special Items 479 -- 2,534 -- Revenue (Bils.) Total Sales and Revenue $36.9 $(2.5) $118.4 $(2.6) Automotive Sales 30.3 (2.1) 98.7 (1.0) Vehicle Unit Sales (000) 1,410 (246) 4,844 (341) Automotive Cash, Marketable and Loaned Securities and VEBA* Assets (Bils.) Gross** $26.9 $1.2 $26.9 $1.6 *** Net of Senior Debt 11.8 (0.1) 11.8 (0.1)*** Operating-Related Cash Flows Before Tax Refunds** (2.4) -- (0.1) -- THIRD QUARTER RESULTS 2003 B / (W) 2002 Third Quarter 2003 B / (W) 2002 Year to Date * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Appendix for reconciliation to GAAP *** Compared with 12/31/2002 SLIDE 1

2003 FULL YEAR MILESTONES Planning Assumptions Industry Volume -- U.S. 16.5 million units 17.0 16.9 -- Europe 17.0 million units 16.8 16.8 Net Pricing* -- U.S. (Ford / LM) Zero Less than zero (0.9)% -- Europe (Ford) 1% (1) - (2)% (1.9)% Physicals Market Share Improve in all regions Mixed Mixed Quality Improve in all regions On Track Improved Automotive Cost Performance* Improve by at least $500 million $3+ Bils. $2.7 Bils. Capital Spending $8 billion On Track $5.6 Bils. Financial Results Automotive Income Before Taxes Breakeven (Excl. Special Items) On Track $0.1 Bils. Operating Related Cash Flow** Breakeven On Track $(0.1) Bils. Ford Credit - Improve cash contribution to Parent On Track $2.9 Bils. - Maintain managed leverage in low On Track 12.7:1 end of 13-14 to 1 range*** 2003 Milestone * Calculated at constant volume, mix, and exchange ** Excluding tax refunds; see Appendix for reconciliation *** See Appendix for calculation, definitions and reconciliation Full Year Outlook Base YTD SLIDE 2

FORD CREDIT RESULTS AND METRICS Receivables (Bils.) On-Balance Sheet $136 $132 * Off-Balance Sheet 66 49 Managed $202 $181 Credit Losses (Mils.) On-Balance Sheet $591 $466 Managed 706 679 Loss-to-Receivables Ratio On-Balance Sheet 1.71% 1.52% Managed - U.S. Retail and Lease 1.51 1.86 - Worldwide Total 1.39 1.47 Allow. for Credit Losses - Worldwide Amount (Bils.) $3.2 $3.2 - Pct. Of EOP Receivables 2.33% 2.43 % Leverage (To 1)*** Financial Statement 10.3 12.0 Managed 12.9 12.7 * Includes receivables sold in certain securitizations; see Appendix ** Includes credit losses on reacquired receivables; 1.40% excluding credit losses on reacquired receivables *** See Appendix for calculation, definitions and reconciliation 2002 2003 Third Quarter Key Metrics Net Income (Mils.) $294 $504 ROE 8.5% 15.8% 2002 2003 East 460 809 $460 $809 Pre-Tax Profit (Mils.) 3rd Qtr. 2002 3rd Qtr. 2003 ** SLIDE 3

Q3 Q4 Q1 Q2 Q3 Worldwide Managed 0.0139 0.0156 0.0142 0.0135 0.0147 Worldwide Owned 0.0171 0.0192 0.0161 0.015 0.0152 Managed Reserves as Pct. Of EOP Receivables 0.0177 0.019 0.0195 Q3 Q4 Q1 Q2 Q3 Ford Credit U.S. Managed LTR 0.0151 0.0187 0.0184 0.0172 0.0186 Ford Credit U.S. Owned 0.0188 0.0235 0.021 0.0182 0.018 Managed Reserves as Pct. Of EOP Receivables 0.0177 0.019 0.0195 CREDIT LOSS METRICS Managed Q3 Q4 Q1 Q2 Q3 Owned 591 639 493 452 466 Securitized 115 152 192 189 213 Worldwide Managed Credit Losses - Charge-Offs (Mils.) On-Balance Sheet Off-Balance Sheet $791 $685 Q3 Q4 Q1 Q2 2002 Q3 Q3 Q4 Q1 Q2 2002 Ford Credit U.S. Retail & Lease Loss-to-Receivables Ratio On-Balance Sheet Managed Worldwide Loss-to-Receivables Ratio On-Balance Sheet Q3 2003 Q3 Q4 Q1 Q2 Q3 2003 $706 $641 2002 2003 *Includes credit losses on reacquired receivables; 1.59% excluding losses on reacquired receivables $679 * SLIDE 4

Q3 Q4 Q1 Q2 Q3 Worldwide Owned 50 53 51 44 50 CREDIT LOSS DRIVERS - FORD CREDIT U.S. RETAIL & LEASE Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 NON-BANKRUPT 0.0048 0.0048 0.0043 0.0029 0.0038 0.0035 0.0043 0.0035 0.0039 Over-60-Day Delinquencies Q3 Q4 Q1 Q2 Repossessions (000) Q3 Q3 Q4 Q1 Q2 Q3 Worldwide Owned 7000 7500 7350 7300 6900 Q3 Q4 Q1 Q2 2002 Repossession Severity Q3 2003 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2001 2002 2003 Q3 2.81% 3.20% 3.18% 3.03% 3.57% 2002 2003 Repo. Ratio Memo: New Bankruptcy Filings (000) 23 23 31 30 29 28 28 29 27 Q3 Q4 Q1 Q2 Q3 Worldwide Owned 2.81 3.2 3.18 3.03 3.57 SLIDE 5

Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 RR 24-Month 0.76 0.75 0.79 0.76 0.72 RR 36-Month 0.59 0.64 0.73 0.72 0.69 RESIDUAL LOSS METRICS Auction values in the Third Quarter were up $800 and $300 per unit from the Second Quarter, respectively, on 24-month and 36-month contracts and were better than our expectation. Lease return rates to Ford Credit have trended down in recent quarters. Our net investment in operating leases is down about $9 billion (26%) from a year ago, reducing future residual loss exposure. Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 AV 24-Month 14100 13500 13500 13900 14700 AV 36-Month 12900 12150 12100 12100 12400 Ford Credit U.S. Auction Values (At Q3 2003 Mix) Ford Credit U.S. Lease Return Rates 36-Month 24-Month Q3 Q3 Q4 Q1 Q2 Q3 Q3 Q4 Q1 Q2 2002 2003 2003 2002 36-Month 24-Month Memo: Net Investment in Operating Leases (in billions) $33.5 $31.6 $29.0 $26.9 $24.8 SLIDE 6

PRESENT DEBT RATINGS - FORD & FORD CREDIT Agency Long- Term Outlook Short- Term Fitch BBB+ Negative F-2 Moody's Ford Motor Baa1 Negative N/A Ford Credit A3 Negative P-2 Standard & Poor's BBB Negative A-2 SLIDE 7

FORD CREDIT HAD A SUCCESSFUL FUNDING QUARTER Strong demand for unsecured debt $3 billion U.S. Institutional offering &128;2.5 billion in two transactions $1.2 billion of continuously-offered retail bonds C$500 million transaction in Canada Asset-backed demand continues to be strong $2.5 billion whole-loan sale (two buyers, settled early Oct.) $1.4 billion in structured financings ¥42 billion PRIMUS Japan securitization Overborrowing portfolio of $18.3 billion at September 30 STRATEGY IS TO FUND CONSERVATIVELY AND PRE-FUND DEBT MATURITIES SLIDE 8

2003 Equity 13 Term Debt/Other 126 Securitization 32 ABS CP 16 Commercial Paper 9 Overborr -15 FORD CREDIT FUNDING STRUCTURE 2001 2002 Q3 Equity 13 14 13 Term Debt/Other 131 125 130 Securitization 34 36 32 ABS CP 12 17 15 Commercial Paper 16 9 9 Overborrow -2 -5 -18 Equity Unsecured Commercial Paper Asset-Backed Commercial Paper $204 $198 $175-180 $16 $34 $12 $30-33 $131 $125 $125-128 $13 $14 $12-13 Year End 2001 Year End 2002 Year End 2003 Forecast $17 $36 Funding of Managed Receivables (Billions) Securitized Receivables as Percentage of Managed Receivables 23% 27% 26% 25% - 30% *See the Appendix for additional information Sept. 30, 2003 $181 $8-9 $15 $32 $130 $13 Term Asset-Backed Securities Term Debt and Other $(2) $(18) Overborrowing* $(20)-(15) $9 $9 $(5) $15-20 SLIDE 9

Term Debt GlobLSTM $ 2 $ 3 Non-Dollar Denominated 9 9 Retail / MTN / Other 3 3 Total Term Debt $14 $15 $ 15 - 17 $ 10 - 15 Term Public Securitization* 17 9 10 - 13 10 - 15 Total Term Funding $31 $24 $25 - 30 $20 - 30 FORD CREDIT PUBLIC TERM FUNDING PLAN 2002 Actual (Bils.) Sept. 30 (Bils.) Transaction Type * Reflects new bonds issued; excludes asset sales to commercial paper conduits and whole-loan sales Preliminary 2004 (Bils.) Full Year (Bils.) 2003 Memo: Prior Forecast $20 - 25 Considerable flexibility between sources SLIDE 10

Unsecured CP FCAR Motown Other Lines Conduits Total Back-up liquidity 8.9 1 9.2 6 25.1 Global Bank Lines Other FCAR Motown Unused Conduits Cash Total Back-up liquidity 14.3 1.1 17.2 0.4 8.2 18.3 55 FORD CREDIT LIQUIDITY PROGRAMS Back-Up Liquidity Global Other Bank FCAR Motown Unused Over- Total Lines Lines Lines Lines Conduits borrowing Short-Term Borrowing Unsecured Bank FCAR Motown Total CP Lines Notes Back-up liquidity exceeds short-term borrowing by $34.4 billion Motown Notes can be increased by an additional $2.5 billion with existing back- up liquidity lines Billions at September 30, 2003 Billions at September 30, 2003 Committed Credit Facilities = $33 Billion * * Includes $6.8 billion of Ford bank lines that Ford Credit and/or FCE can use at Ford's option $59.5 SLIDE 11

Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Owned Receivables and Retained Interests 41 52 72 99 122 Financial Statement Debt 3 12 27 54 104 FORD CREDIT LIQUIDATION OF ASSETS / LIABILITIES Cumulative Maturities - As of August 31, 2003 -- (Billions) All values are for the U.S., Europe, and Canada Assets and debt are net of overborrowings Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Interest Earning Assets (excluding On-Balance Sheet Securitized) at Face Value Interest Bearing Debt (excluding On-Balance Sheet Securitization Debt) at Face Value SLIDE 12

FORD CREDIT LEVERAGE 2000 2001 2002 Sept. Managed 13.9 14.8 12.8 12.7 Manag 13.9 14.8 12.8 12.7 Owned 11.9 12.2 10.3 12 Owned 11.9 12.2 10.3 12 * Managed Managed leverage is about equal to year-end and slightly below our target range of 13 - 14. Ford Credit paid a $1 billion dividend in the Third Quarter, based on continuing profitability and a reduction in assets Debt-to-Equity Ratio Financial Statement 2000 2001 Sept. 2003 *14.1 including $700 million capital contribution in January, 2002 **11.2 excluding debt issued by FCAR 2002 ** SLIDE 13

SUMMARY Ford Full year automotive PBT breakeven or slightly positive, excluding special items Increased Full-Year earnings guidance from continuing operations to $0.95 to $1.05 per share, excluding special items Cash and liquidity remain strong Ford Credit Record profits in the Third Quarter Continued strong earnings in the Fourth Quarter Priorities continue to be a focus on the core business Originate: Buy it right Service: Operate efficiently; collect effectively Fund: Fund efficiently; manage risks 2003 funding is ahead of schedule and liquidity remains strong SLIDE 14

Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including a significant decline in automotive industry sales, lower-than-anticipated market acceptance of new or existing Ford products, increased regulations, work stoppages at key Ford or supplier facilities, the discovery of defects in Ford vehicles, a credit rating downgrade, higher-than-expected credit losses, collection and servicing problems, lower-than- anticipated residual values for leased vehicles, currency or interest rate fluctuations, and a major capital market disruption. RISK FACTORS SLIDE 15

APPENDIX

DEFINITION OF AUTOMOTIVE SEGMENTS North America International Europe South America* Asia Pacific Premier Automotive Group (P.A.G.) Other Other Automotive Ford, Lincoln, and Mercury brands in U.S., Canada, and Mexico Ford Brand Ford Brand Ford Brand Jaguar, Land Rover, Volvo, and Aston Martin worldwide Includes Ford share of Mazda earnings Primarily net interest - Appendix page 1 - * Beginning Fourth Quarter 2003, S. America and N. America will be realigned into a new segment, consistent with recent organization changes

Consolidation of Joint Ventures $ 17 $ 0 Deconsolidation of Trust Preferred (95) 0 Securities Cumulative Effect of Change in N/A (264) Accounting Principle Total Effect of FIN46 Adoption $(78) $ (264) Memo: EPS Impact of Change in Accounting Principle $(0.14) Effect on Other Measures: Cash (Bils.) $ 0.3 Senior Debt (Bils.) (0.8) Cash Net of Senior Debt (Bils.) $ (0.5) Subordinated Debt (Bils.) $ (5.8) EFFECT OF ADOPTION OF FIN46 ON THIRD QUARTER AUTOMOTIVE RESULTS Pre-Tax Profit (Mils.) Net Income (Mils.) - Appendix page 2 -

INCOME FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS COMPARED TO NET INCOME Memo: Auto. Pre-Tax Profit (Mils.) Earnings Per Share Memo: Auto. Pre-Tax Profit (Mils.) Third Quarter Year to Date Earnings Per Share Income from Continuing Operations Excluding Special Items $0.15 $(553) $0.83 $109 Special Items - European Restructuring (0.02) (56) (0.02) (56) Income from Continuing Operations $0.13 $(609) $0.81 $ 53 Cum. Effect of Change in Accounting Principle (0.14) (0.13) Discontinued Operations * (* ) Net Income $(0.01) $0.68 * Less than $0.01 - Appendix page 3 -

THIRD QUARTER AUTOMOTIVE CASH* Cash, Marketable and Loaned Securities, and VEBA Assets September 30, 2003 $26.9 $26.9 June 30, 2003 / December 31, 2002 28.7 25.3 Change in Gross Cash $(1.8) $ 1.6 Operating Related Cash Flows Automotive Pre-Tax Profits $(0.6) $ 0.1 Capital Spending (2.2) (5.6) Depreciation and Amortization 1.3 4.0 Changes in Receivables, Inventory, and Trade Payables (0.9) (1.4) U.S. Pension Contribution 0 (1.0) Capital Transactions with Financial Services Sector 1.2 2.8 Other -- Primarily Taxes, Expense and Payment Timing Differences (1.2) 1.0 Total Operating Related Before Tax Refunds $(2.4) $(0.1) Tax Refunds 0.6 1.4 Total Operating Related Cash Flows $(1.8) $ 1.3 Divestitures and Acquisitions Divestitures and Asset Sales 0.1 0.5 Capital Calls and Acquisitions 0 0 Financing Related Cash Flows Dividends to Shareholders (0.2) (0.5) All Other Financing -- Primarily Increase in Automotive Debt (0.2) 0 Cash from FIN46 Consolidations 0.3 0.3 Change in Gross Cash $(1.8) $ 1.6 See Appendix (pages 5 and 6) for reconciliation to GAAP 3RD Qtr. (Bils.) YTD (Bils.) 2003 Est. - Appendix page 4 -

AUTOMOTIVE GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $ 5.2 $ 6.8 $ 1.6 * $ 8.7 Marketable Securities 17.4 12.2 (5.2) 16.1 Loaned Securities 0 7.0 7.0 0 Total Cash / Market. Sec. $22.6 $26.0 $ 3.4 $24.8 VEBA 2.7 0.9 (1.8) 0.9 Gross Cash $25.3 $26.9 $ 1.6 $25.7 * Automotive cash flow as shown in our sector statement of cash flows Dec. 31 2002 (Bils.) Sept. 30 2003 (Bils.) Sept. 30, 2003 B / (W) Dec 31, 2002 (Bils.) Memo: Sept. 30 2002 (Bils.) $1.2 - Appendix page 5 -

AUTOMOTIVE OPERATING RELATED CASH FLOWS RECONCILIATION TO GAAP Cash Flows from Operating Activities before Securities $ 5.7 $(0.9) $ 4.9 Trading* Items Included in Operating-Related Cash Flows Capital Transactions with Financial Services Sector $ 1.7 $1.2 $ 2.8 Capital Expenditures 3.4 (2.2) (5.6) Net Transactions Between Automotive and (0.3) 0.7 0.4 Financial Services Sectors** Other, Primarily Exclusion of Inflow from VEBA Drawdown (0.6) (0.6) (1.2) Total Reconciling Items $(2.6) $(0.9) $(3.6) Operating Related Cash Flows $ 3.1 $(1.8) $ 1.3 * As shown in our sector statement of cash flows for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flows YTD (Bils.) 3rd Qtr. (Bils.) 1st Half. (Bils.) 2003 - Appendix page 6 -

RECONCILIATION OF NET PRICING TO CHANGE IN AUTOMOTIVE SALES Automotive Sales 2003 $17,876 $22,830 $4,670 $14,920 $60,789 $21,780 $14,889 $13,377 2002 21,258 21,322 4,378 12,839 65,818 20,915 13,397 12,168 2003 B / (W) $ (3,382) $ 1,508 $ 292 $ 2,081 $ (5,029) $ 865 $ 1,492 $ 1,209 Than 2002 Memo: Change in 7.1% 16.2% 4.1% 9.9 % Automotive Sales Explanation of Change (Pct.) Mix, Exchange, Other 4.7% 12.3% 4.2% 10.0 % Net Pricing (0.3) (1.6) (0.9) (1.9) Effect of FIN46 2.7 5.5 0.8 1.8 Total 7.1% 16.2% 4.1% 9.9 % North America (Mils.) (Per Unit) Third Quarter Europe (Per Unit) (Mils.) North America (Mils.) (Per Unit) Year to Date Europe (Per Unit) (Mils.) - Appendix page 7 -

FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables - receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service Serviced-Only Receivables - receivables Ford Credit sold in whole-loan sale transactions where Ford Credit retained no interest but continues to service Serviced Receivables - includes managed receivables and serviced-only receivables Managed Credit Losses - credit losses associated with receivables reported on Ford Credit's balance sheet plus credit losses associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Overborrowing - proceeds generated from funding transactions in excess of immediate funding needs Impact of On-Balance Sheet Securitization - retail installment receivables reported on Ford Credit's balance sheet include receivables sold for legal purposes to Ford Credit-sponsored special purpose entities in securitizations. These receivables are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the legal obligation of Ford Credit - Appendix page 8 -

FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Receivables Credit Losses = + Losses on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio - Appendix page 9 -

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt $140.3 $149.6 Total Securitized Receivables Outstanding 65.8 48.8 Retained Interest in Securitized Receivables (9.7) (10.2) Adjustments for Cash and Cash Equivalents (7.1) (20.3) Adjustments for SFAS 133 (6.0) (5.4) Adjusted Debt $183.3 $162.5 Total Stockholder's Equity (incl. minority interest) $13.7 $12.5 Adjustments for SFAS 133 0.5 0.3 Adjusted Equity $14.2 $12.8 Managed Leverage to 1** 12.9 12.7 Financial Statement Leverage = Total Debt / Equity 10.3 12.0 * Includes $9.2 billion of debt issued by FCAR which is payable solely out of collections of receivables underlying FCAR's assets and is not the obligation of Ford Credit ** Adjusted Debt / Adjusted Equity Sept. 30, 2002 (Bils.) Sept. 30, 2003 (Bils.) Leverage Calculation * - Appendix page 10 -